CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LIVESTAR Entertainment Group, Inc. (the Company) on Form 10-KSB for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ray Hawkins, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ray Hawkins
Ray Hawkins
Principal Executive Officer
December 3, 2004

A signed original of this written statement required by Section 906 has been provided to LIVESTAR Entertainment Group, Inc. and will be retained by LIVESTAR Entertainment Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.